Hughes Communications Announces First Quarter 2009 Results

Consumer and Enterprise Broadband Businesses Show Strong Growth
Record First Quarter Adjusted EBITDA

Germantown, Md., May 7, 2009—Hughes Communications, Inc. (NASDAQ: HUGH) (“Hughes”), the global leader in broadband satellite network solutions and services, today announced financial results for the quarter ended March 31, 2009. Hughes’ consolidated operations are classified into four reportable segments: North America Broadband; International Broadband; Telecom Systems; and Corporate and Other. The North America Broadband, International Broadband, and Telecom Systems segments represent all the operations of Hughes Network Systems, LLC (“HNS”), Hughes’ principal operating subsidiary.

First Quarter 2009 Financial Highlights:

•	Revenue grew by 1% over the first quarter of 2008; 5% on a constant dollar basis.

°	Revenue from broadband businesses grew 5% over first quarter of 2008; 9% on a constant dollar basis;
°	Services revenue grew 9% over first quarter of 2008; 14% on a constant dollar basis.

•	Record first quarter Adjusted EBITDA of $33 million for Hughes and $32 million for HNS representing growth of 11% and 8% over the first quarter of 2008.

•	Consumer business showed all-round strength:

°	Subscriber gross adds at all-time high of 53,000 for an impressive 25% growth over the fourth quarter of 2008 and 13% growth over the first quarter of 2008.
°	Subscriber net adds increased by an all-time high of 22,000 in the first quarter of 2009.
°	Consumer service revenue increased by 14% over the first quarter of 2008.
°	Consumer ARPU was $68.
°	Churn was 2.3% compared to 2.4% in the fourth quarter of 2008.
°	Total subscriber count of 455,000 at March 31, 2009.

•	North America enterprise revenue increased 3% over first quarter of 2008.

•
International enterprise revenue stayed at the first quarter 2008 level due primarily to the impact of the appreciating US dollar, but grew by an impressive 22% over the first quarter of 2008 when measured on a constant dollar basis.

•
New orders of $217 million with major orders from ConocoPhillips, U.S. Government Educational Training Network, Barrett Xplore, and Yum Brands in North America; VIVO, the Brazilian state of Santa Catarina, Intralot, Vietnam Ministry of Public Service, and Afsat in our international markets; and from TerreStar, SkyTerra, and Harris Corp. in the Telecom Systems segment. Non-consumer order backlog at March 31, 2009 was $808 million.

Set forth below are tables highlighting certain of Hughes’ results for the three months ended March 31, 2009.

Hughes Communications, Inc.			Hughes Network Systems, LLC
	Three Months			Three Months
	Ended March 31,			Ended March 31,
(Dollars in thousands)	2009	2008	(Dollars in thousands)	2009	2008
Revenue			Revenue
North America Broadband	$165,608	$156,790	North America Broadband	$165,608	$156,790
International Broadband	44,884	44,596	International Broadband	44,884	44,596
Telecom Systems	29,262	35,634	Telecom Systems	29,262	35,634
Corporate and Other	461	140	Total	$239,754	237,020
Total	$240,215	$237,160

Operating income (loss)			Operating income
North America Broadband	$1,750	$5,022	North America Broadband	$1,750	$5,022
International Broadband	1,231	433	International Broadband	1,231	433
Telecom Systems	5,489	4,589	Telecom Systems	5,489	4,589
Corporate and Other	(107)	(738)	Total	$8,470	$10,044
Total	$8,363	$9,306

Net income (loss)	$(4,696)	$656	Net income (loss)	$(4,854)	$1,458

Adjusted EBITDA*	$32,729	$29,442	Adjusted EBITDA*	$32,465	$30,194

New Orders	$217,482	$286,405	New Orders	$217,021	286,265

*	For the definition of Adjusted EBITDA, see “Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures” below.

Recent Highlights:

•
Hughes do Brasil, a subsidiary of HNS, signed a contract with VIVO, one of the largest cellular operators in Brazil, to provide satellite backhaul services. Under the multi-year agreement, Hughes do Brasil will provide connectivity for remote cellular base stations which are part of VIVO’s GSM network in Brazil.

•
Hughes do Brasil also signed an agreement with the State of Santa Catarina (SEA-SC) Administration Department to provide broadband satellite service to the state's 423 agencies with voice, data and video services.

•
HNS signed an agreement to develop software that will enable the GMR1-3G satellite air interface standard to run side-by-side with cellular standards in a commercially available, software-defined radio (SDR) chipset being developed for SkyTerra and TerreStar Networks by Infineon Technologies AG.

•
HNS announced the availability of Hughes Utilities Solutions for the electric utility industry. Hughes Utilities Solutions provides 100% nationwide coverage and is designed to cost effectively improve real-time communications and monitoring of distributed transmission and sub-station facilities as part of the electric utility industry's smart grid efforts to become more efficient in the distribution of power to consumers.

•
HNS announced the availability of its latest generation HX broadband satellite routers, the HX260 Mesh and the HX200. These new routers provide up to twice the throughput performance and build on the advanced DVB-S2/ACM bandwidth management of the highly successful HX System.

•
HNS was awarded Frost & Sullivan's 2009 North American Space Communications Customer Value Leadership of the Year Award. The award lauds Hughes as a technology and market leader for over two decades and for “keeping customers seamlessly connected with proven reliability allowing businesses to thrive and focus on their core services.”

•	HNS was ranked No. 2 on the Top 20 Most Competitive Telecom Providers as determined by the wRatings Corporation, an independent stock research firm headquartered in Herndon, VA.

To summarize, Pradman Kaul, president and CEO said, “Hughes continues to deliver strong financial performance despite the adverse economic climate. I’m especially pleased with our performance in the consumer business, as well as the steady growth in our broadband enterprise business. Our services revenue mix continues to grow very well and in line with our overall strategy. I continue to be optimistic about our near and long-term future.”

Commenting on Hughes’ financial performance, Grant Barber, executive vice president and CFO said, “Our focus on expense control, working capital management and capital preservation continued in the first quarter and contributed to a solid consolidated cash position of $191 million at March 31, 2009.”

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

The following table reconciles the differences between Hughes’ Net Income (Loss) as determined under United States of America Generally Accepted Accounting Principles (GAAP) and Adjusted EBITDA.

Hughes Communications, Inc.
	Three Months
	Ended March 31,
(Dollars in thousands)	2009	2008
Net income (loss)	$(4,696)	$656
Add:
Equity incentive plan compensation	1,783	1,071
Interest expense	13,836	9,308
Income tax expense (benefit)	(655)	640
Depreciation and amortization	21,893	10,710
Long-term incentive/retention cash plan	888	8,520
Less:
Interest income	(320)	(1,463)
Adjusted EBITDA	$32,729	$29,442

The following table reconciles the differences between HNS’ Net Income (Loss) as determined under GAAP and Adjusted EBITDA.

Hughes Network Systems, LLC
	Three Months
	Ended March 31,
(Dollars in thousands)	2009	2008
Net income (loss)	$(4,854)	$1,458
Add:
Equity incentive plan compensation	1,637	925
Interest expense	13,829	9,308
Income tax expense (benefit)	(668)	629
Depreciation and amortization	21,860	10,710
Long-term incentive/retention cash plan	888	8,520
Less:
Interest income	(227)	(1,356)
Adjusted EBITDA	$32,465	$30,194

The condensed financial statements of Hughes and HNS for the three months ended March 31, 2009 are attached to this press release.

Note on Use of Non-GAAP Financial Measures

Hughes provides non-GAAP financial data in addition to providing financial results in accordance with GAAP. This press release includes Adjusted EBITDA as a supplemental non-GAAP financial measure. Adjusted EBITDA is defined as earnings (loss) before interest, income taxes, depreciation, amortization, equity incentive plan compensation, long-term incentive/retention cash plan and restructuring charge. We believe this non-GAAP financial measure provides useful information to both management and investors by excluding specific expenses that we believe are not indicative of our core operating results. Internally, we use this non-GAAP measure in our review of the performance of management and in the performance of our business and operations. Management also uses Adjusted EBITDA of HNS for purposes of determining the payments to be made in connection with the long-term cash incentive retention program. Externally, we believe that investors may find this non-GAAP financial information useful in their assessment of our operating performance. In addition, we believe that this non-GAAP financial measure provides information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. Adjusted EBITDA of HNS is also used in calculating covenant compliance under HNS’ credit agreements and the indenture governing HNS’ 9½% Senior Notes due 2014.

Adjusted EBITDA is not a recognized term under GAAP. This non-GAAP measure does not represent net income or cash flows from operations, as these terms are defined under GAAP and should not be considered as an alternative to net income as an indicator of operating performance or to cash flows as a measure of liquidity. Additionally, this non-GAAP measure is not intended to be a measure of cash flow available to management for discretionary use, as such measure does not consider certain cash requirements such as capital expenditures (including expenditures on VSAT operating lease hardware and capitalized software development costs), tax payments, debt service requirements (including VSAT operating lease hardware), and payments under the long-term cash incentive retention program. Adjusted EBITDA as presented herein is not necessarily comparable to similarly titled measures reported by other companies. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.

About Hughes Communications, Inc.
Hughes Communications, Inc. (NASDAQ: HUGH) is the 100 percent owner of Hughes Network Systems, LLC. Hughes is the global leader in providing broadband satellite networks and services for enterprises, governments, small businesses, and consumers. HughesNet® encompasses all broadband solutions and managed services from Hughes, bridging the best of satellite and terrestrial technologies. Its broadband satellite products are based on global standards approved by the TIA, ETSI, and ITU standards organizations, including IPoS/DVB-S2, RSM-A, and GMR-1. To date, Hughes has shipped more than 1.9 million systems to customers in over 100 countries.

Headquartered outside Washington, DC, in Germantown, Maryland, USA, Hughes maintains sales and support offices worldwide. For more information, please visit www.hughes.com.

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995
This press release may contain statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, discussions regarding industry outlook and Hughes’ expectations regarding the performance of its business, its future liquidity and capital resource needs, its strategic plans, and objectives. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this release, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plans” and similar expressions and the use of future dates are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements are subject to certain risks, uncertainties and assumptions, including, but not limited to, the following: risks related to Hughes’ substantial leverage and restrictions contained in its debt agreements, technological developments, its reliance on providers of satellite transponder capacity, changes in demand for Hughes’ services and products, competition, industry trends, regulatory changes, foreign currency exchange rate fluctuations, and other risks identified and discussed under the caption “Risk Factors” in Hughes’ Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission on March 5, 2009 and in the other documents Hughes files with the Securities and Exchange Commission from time to time.

###

©2009 Hughes Communications, Inc. All rights reserved. Hughes, HughesNet, and SPACEWAY are registered trademarks of Hughes Network Systems, LLC.

Contact Information

Investor Relations Contact: Deepak V. Dutt,
Vice President, Treasurer and Investor Relations Officer
Email: deepak.dutt@hughes.com
Phone: 301-428-7010

Media Contact: Judy Blake,
Director, Marketing Communications
Email: judy.blake@hughes.com
Phone: 301-601-7330

Attachments

Hughes Communications, Inc.
Condensed Consolidated Balance Sheets
Condensed Consolidated Statements of Operations
Condensed Consolidated Statements of Cash Flows

Hughes Network Systems, LLC
Condensed Consolidated Balance Sheets
Condensed Consolidated Statements of Operations
Condensed Consolidated Statements of Cash Flows

HUGHES COMMUNICATIONS, INC.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	March 31,	December 31,
	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$190,875	$203,816
Receivables, net	176,205	200,373
Inventories	66,389	65,485
Prepaid expenses and other	23,916	20,926
Total current assets	457,385	490,600
Property, net	514,829	507,270
Capitalized software costs, net	52,251	51,454
Intangible assets, net	18,395	19,780
Goodwill	2,661	2,661
Other assets	128,698	118,628
Total assets	$1,174,219	$1,190,393
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$77,972	$82,939
Short-term debt	6,434	8,252
Accrued liabilities	150,573	157,534
Due to affiliates	-	1,507
Total current liabilities	234,979	250,232
Long-term debt	577,842	578,298
Other long-term liabilities	13,768	18,005
Total liabilities	826,589	846,535
Commitments and contingencies
Equity:
Hughes Communications, Inc. ("HCI") stockholders' equity:
Preferred stock, $0.001 par value; 1,000,000 shares authorized and no
shares issued and outstanding as of March 31, 2009 and December 31, 2008	-	-
Common stock, $0.001 par value; 64,000,000 shares authorized;
21,604,120 shares and 21,514,963 shares issued and outstanding
as of March 31, 2009 and December 31, 2008, respectively	22	22
Additional paid in capital	726,251	724,558
Accumulated deficit	(362,546)	(357,850)
Accumulated other comprehensive loss	(25,507)	(28,583)
Total HCI stockholders' equity	338,220	338,147
Noncontrolling interest	9,410	5,711
Total equity	347,630	343,858
Total liabilities and equity	$1,174,219	$1,190,393

HUGHES COMMUNICATIONS, INC.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2009	2008
Revenues:
Services revenues	$162,365	$148,897
Hardware sales	77,850	88,263
Total revenues	240,215	237,160
Operating costs and expenses:
Cost of services	106,670	94,217
Cost of hardware products sold	74,205	76,798
Selling, general and administrative	44,241	49,155
Research and development	5,351	6,076
Amortization of intangible assets	1,385	1,608
Total operating costs and expenses	231,852	227,854
Operating income	8,363	9,306
Other income (expense):
Interest expense	(13,836)	(9,308)
Interest income	320	1,463
Other income, net	-	31
Income (loss) before income tax (expense) benefit and equity in earnings (losses) of unconsolidated affiliates	(5,153)	1,492
Income tax (expense) benefit	655	(640)
Equity in earnings (losses) of unconsolidated affiliates	170	(151)
Net income (loss)	(4,328)	701
Net income attributable to the noncontrolling interest	(368)	(45)
Net income (loss) attributable to HCI stockholders	$(4,696)	$656
Earnings (loss) per share:
Basic	$(0.22)	$0.03
Diluted	$(0.22)	$0.03
Shares used in computation of per share data:
Basic	21,358,667	18,867,630
Diluted	21,358,667	19,275,233

HUGHES COMMUNICATIONS, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2009	2008
Cash flows from operating activities:
Net income (loss)	$(4,328)	$701
Adjustments to reconcile net income (loss) to cash flows from operating activities:
Depreciation and amortization	21,893	10,710
Amortization of debt issuance costs	378	343
Equity plan compensation expense	1,783	1,071
Equity in (earnings) losses from unconsolidated affiliates	(170)	151
Other	(9)	(3)
Change in other operating assets and liabilities, net of acquisition:
Receivables, net	12,150	23,857
Inventories	(1,089)	(10,194)
Prepaid expenses and other	1,573	(3,927)
Accounts payable	(6,837)	905
Accrued liabilities and other	(7,985)	(6,197)
Net cash provided by operating activities	17,359	17,417
Cash flows from investing activities:
Change in restricted cash	174	7
Purchases of marketable securities	-	(2,071)
Proceeds from sales of marketable securities	-	1,005
Expenditures for property	(26,625)	(22,948)
Expenditures for capitalized software	(4,391)	(3,382)
Proceeds from sale of property	56	25
Acquisition of Helius, Inc., net of cash received	-	(10,812)
Cash acquired, consolidation of Hughes Systique Corporation	828	-
Investment in Hughes Systique Corporation	-	(1,500)
Hughes Systique Corporation note receivables	-	(500)
Other, net	(90)	-
Net cash used in investing activities	(30,048)	(40,176)
Cash flows from financing activities:
Net increase (decrease) in notes and loans payable	(509)	689
Long-term debt borrowings	933	1,654
Repayment of long-term debt	(2,069)	(4,620)
Net cash used in financing activities	(1,645)	(2,277)
Effect of exchange rate changes on cash and cash equivalents	1,393	1,080
Net decrease in cash and cash equivalents	(12,941)	(23,956)
Cash and cash equivalents at beginning of the period	203,816	134,092
Cash and cash equivalents at end of the period	$190,875	$110,136
Supplemental cash flow information:
Cash paid for interest	$2,653	$2,832
Cash paid for income taxes	$726	$952
Supplemental non-cash disclosures related to:
Investment in Hughes Telematics, Inc.	$13,000
Consolidation of Hughes Systique Corporation	$5,252

HUGHES NETWORK SYSTEMS, LLC
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	March 31,	December 31,
	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$102,572	$100,262
Receivables, net	174,616	200,259
Inventories	66,389	65,485
Prepaid expenses and other	22,341	20,425
Total current assets	365,918	386,431
Property, net	514,145	507,270
Capitalized software costs, net	52,251	51,454
Intangible assets, net	18,395	19,780
Goodwill	2,661	2,661
Other assets	108,976	112,511
Total assets	$1,062,346	$1,080,107
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$76,362	$80,667
Short-term debt	6,432	8,252
Accrued liabilities	148,134	156,796
Due to affiliates	5,736	2,619
Total current liabilities	236,664	248,334
Long-term debt	577,842	578,298
Other long-term liabilities	13,538	18,005
Total liabilities	828,044	844,637
Commitments and contingencies
Equity:
Hughes Network Systems, LLC ("HNS") equity:
Class A membership interests	177,645	177,425
Class B membership interests	-	-
Retained earnings	76,145	80,999
Accumulated other comprehensive loss	(25,507)	(28,583)
Total HNS' equity	228,283	229,841
Noncontrolling interest	6,019	5,629
Total equity	234,302	235,470
Total liabilities and equity	$1,062,346	$1,080,107

HUGHES NETWORK SYSTEMS, LLC
Condensed Consolidated Statements of Operations
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2009	2008
Revenues:
Services revenues	$161,904	$148,757
Hardware sales	77,850	88,263
Total revenues	239,754	237,020
Operating costs and expenses:
Cost of services	106,546	94,203
Cost of hardware products sold	74,205	76,798
Selling, general and administrative	43,797	48,291
Research and development	5,351	6,076
Amortization of intangible assets	1,385	1,608
Total operating costs and expenses	231,284	226,976
Operating income	8,470	10,044
Other income (expense):
Interest expense	(13,829)	(9,308)
Interest income	227	1,356
Other income, net	-	31
Income (loss) before income tax (expense) benefit	(5,132)	2,123
Income tax (expense) benefit	668	(629)
Net income (loss)	(4,464)	1,494
Net income attributable to the noncontrolling interest	(390)	(36)
Net income (loss) attributable to HNS	$(4,854)	$1,458

HUGHES NETWORK SYSTEMS, LLC
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2009	2008
Cash flows from operating activities:
Net income (loss)	$(4,464)	$1,494
Adjustments to reconcile net income (loss) to cash flows
from operating activities:
Depreciation and amortization	21,860	10,710
Amortization of debt issuance costs	378	343
Equity plan compensation expense	220	76
Other	(9)	(4)
Change in other operating assets and liabilities, net of acquisition:
Receivables, net	23,683	23,761
Inventories	(1,089)	(10,194)
Prepaid expenses and other	747	(4,268)
Accounts payable	(4,873)	2,444
Accrued liabilities and other	(3,025)	(5,527)
Net cash provided by operating activities	33,428	18,835
Cash flows from investing activities:
Change in restricted cash	94	7
Expenditures for property	(26,625)	(22,948)
Expenditures for capitalized software	(4,391)	(3,382)
Proceeds from sale of property	56	25
Acquisition of Helius, Inc., net of cash received	-	(10,812)
Net cash used in investing activities	(30,866)	(37,110)
Cash flows from financing activities:
Net increase (decrease) in notes and loans payable	(509)	689
Long-term debt borrowings	933	1,654
Repayment of long-term debt	(2,069)	(4,620)
Net cash used in financing activities	(1,645)	(2,277)
Effect of exchange rate changes on cash and cash equivalents	1,393	1,080
Net increase (decrease) in cash and cash equivalents	2,310	(19,472)
Cash and cash equivalents at beginning of the period	100,262	129,227
Cash and cash equivalents at end of the period	$102,572	$109,755
Supplemental cash flow information:
Cash paid for interest	$2,653	$2,832
Cash paid for income taxes	$705	$930